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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                          ___________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of Earliest Event Reported):
                                NOVEMBER 4, 1996

                          ___________________________


                               THE COMPANY DOCTOR
             (Exact name of registrant as specified in its charter)



        DELAWARE                    1-14150                      72-1234136
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)


                                   SUITE 1800
                         5215 NORTH O'CONNOR BOULEVARD
                              IRVING, TEXAS 75039
                    (Address of principal executive offices)



                                 (972) 401-8300
              (Registrant's telephone number, including area code)
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ITEM 1.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                 Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                 Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                 Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                 Not applicable.

ITEM 5.  OTHER EVENTS

         Effective as of November 4, 1996, the Board of Directors of The Company Doctor (the "Registrant") authorized the repurchase by the Registrant of up to 150,000 shares (the "Shares") of its issued and outstanding Common Stock. Such purchases will be made from time to time in open market transactions at then prevailing prices. The Registrant has no commitment or obligation to purchase all or any portion of the Shares.

         The Registrant's Common Stock currently trades on the Boston Stock Exchange and the Nasdaq SmallCap Market. As of the date of this report, there were approximately 4,972,693 shares of the Registrant's Common Stock issued and outstanding. The 150,000 Shares which may be repurchased by the Registrant represent approximately 3% of the total shares of Common Stock issued and outstanding. As of November 1, 1996, the closing bid price of the Common Stock on the Nasdaq SmallCap Market was $6.19 per share.

         The Board of Directors has authorized repurchase of all or any portion of the Shares based on its belief that the Registrant's Common Stock is currently underpriced given the Registrant's earnings and prospect for its future operations. The Registrant's working capital will be the source of funds used to purchase the Shares. All Shares purchased by the Registrant will be cancelled and returned to the status of authorized but unissued Common Stock.

         Purchase of the Shares in the manner described above will not cause the Common Stock to be held of record by fewer than 300 persons, nor will purchase of the Shares cause the Common Stock to be ineligible for listing on the Nasdaq SmallCap Market. Accordingly, the Registrant will not file a
Schedule 13E-3 under the Securities Exchange Act of 1934, as amended, in connection with its purchase of all or any portion of the Shares.
Additionally, because purchase of the Shares is not being made in a transaction constituting a tender offer, the Registrant will not file a Schedule 13E-4 in connection with its purchase of all or any portion of the Shares.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                 Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 Not applicable

ITEM 8.  CHANGE OF FISCAL YEAR

                 Not applicable.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE COMPANY DOCTOR



Date:  November 4, 1996           By:  /s/ Fred G. Parrish
                                     ------------------------------------------
                                       Fred G. Parrish, Chief Operating Officer





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